Exhibit 10.31

AMENDMENT NO. 17

SPECIAL ACCESS BASED BILLING RATES

This Amendment No. 17 (the “Special Rate Amendment”) is made by and between Amerivision Communications (“Customer”) and MCI WORLDCOM Network Services, Inc. d/b/a UUNET® (“UUNET”) and is a part of the Telecommunications Services Agreement, including the Program Enrollment Terms and all applicable Attachments and existing amendments made by and between Customer and UUNET dated March 1, 1999 (collectively, the “TSA”). In the event of any conflict between the terms of the TSA and the terms of this Special Rate Amendment, the terms of this Special Rate Amendment shall control. Capitalized terms not defined herein shall have the meaning ascribed to them in the TSA.

The parties agree for good and valuable consideration, intending legally to be bound, as follows:

1.             Special Rates. Commencing within ten (10) business days following the date this Special Rate Amendment is executed by UUNET, Customer’s rate(s) (hereinafter referred to as “Special Rates”) for the jurisdiction(s) and ACCESS BASED BILLING Service(s) checked below will be as set forth on the Schedule(s) indicated, which Special Rate(s) will not be subject to any discount. Further, Customer’s rates for any ACCESS BASED BILLING Service not checked below or not described on the applicable Schedule (including rates that are left blank) will be as set forth in the TSA or in the latest applicable Amendment. Notwithstanding anything to the contrary contained in the TSA, UUNET reserves the right to modify the Special Rates described herein which charge modifications shall not exceed then-current generally available UUNET charges for comparable services, upon not less than thirty (30) calendar days’ prior notice to Customer (facsimile being acceptable), which notice will state the effective date for the charge modification.

☒	INTERSTATE Service		SEE Schedule _1
(within the 48 contiguous United States)
	CARRIER TERMINATION Service		CARRIER ORIGINATION Service
	☒ SWITCHLESS 1+ Service	-	SWITCHLESS TOLL FREE Service
	END USER DEDICATED 1+ Service		END USER DEDICATED TOLL FREE Service
☒	INTRASTATE Service		SEE Schedule 2
(within the 48 contiguous United States)
	CARRIER TERMINATION Service		CARRIER ORIGINATION Service
	☒ SWITCHLESS 1+ Service		SWITCHLESS TOLL FREE Service
	END USER DEDICATED 1+ Service		END USER DEDICATED TOLL FREE Service

CONFIDENTIAL

2.                                       Other Terms and Conditions :- Except to the extent specifically described in this Special Rats Amendment, the terms and conditions set forth in the TSA will continue in full force and effect throughout the Service Term.

IN WITNESS WHEREOF, the parties have executed this Special Rate Amendment as of the dates set forth below.

AMERIVISION COMMUNICATIONS, INC.

MCI WORLDCOM

NETWORK		SERVICES, INC.

By:		By:
	(Signature)		(Signature)

	(Print Name)		(Print Name)

	(Title)		(Title)

	(Date)		(Date)

4/14/02- Without discount

Special ABB Rate Amendment

Schedule 1

Interstate Switchless 1+  *

Special ABB Rate Amendment

Schedule 2

Intrastate Switchless 1+ *